                                                                  EXHIBIT 23.5

                           CONSENT OF TOM G. GREIG


   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 3 to the Registration Statement on Form S-1 of Quaker Holding Co. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Thomas G. Greig
                                          -------------------
                                              Thomas G. Greig


July 29, 1997